[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                SERIES 2004-WMC1
                                     GROUP A
                                COLLATERAL TABLES
                                January 28, 2004

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-1, GROUP A LOANS

Aggregate Outstanding Principal Balance                                                   $502,000,643
Aggregate Original Principal Balance                                                      $504,192,691
Number of Mortgage Loans                                                                         3,358

                                     MINIMUM                      MAXIMUM                 AVERAGE (1)
                                     -------                      -------                 ----------
Original Principal Balance           $14,000                      $570,000                  $150,147
Outstanding Principal Balance        $13,981                      $567,709                  $149,494

                                     MINIMUM                      MAXIMUM            WEIGHTED AVERAGE (2)
                                     -------                      -------            --------------------
Original Term (mos)                     180                          360                       345
Stated remaining Term (mos)             172                          357                       340
Loan Age (mos)                            3                            8                         5
Current Interest Rate                 4.875%                      12.990%                    7.090%
Initial Interest Rate Cap             1.000%                       5.000%                    1.772%
Periodic Rate Cap                     1.000%                       1.000%                    1.000%
Gross Margin                          1.000%                       7.875%                    5.875%
Maximum Mortgage Rate                11.000%                      17.125%                   13.327%
Minimum Mortgage Rate                 4.875%                      10.250%                    6.828%
Months to Roll                            1                           56                        22
Original Loan-to-Value                13.33%                      100.00%                    81.61%
Credit Score (3)                        500                          811                       643

                                              EARLIEST                   LATEST
                                              --------                  --------
Maturity Date                                 05/01/18                  10/01/33

LIEN POSITION                PERCENT OF MORTGAGE POOL
-------------                ------------------------
  1st Lien                           92.71%
  2nd Lien                            7.29%

 OCCUPANCY                    PERCENT OF MORTGAGE POOL
 ---------                    ------------------------
Primary                               94.63%
Second Home                            1.24%
Investment                             4.13%

LOAN TYPE                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Fixed Rate                           27.94%
ARM                                  72.06%

YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------------        ------------------------
2003                              100.00%

     LOAN PURPOSE           PERCENT OF MORTGAGE POOL
     ------------           ------------------------
Purchase                            51.93%
Refinance - Rate/Term                8.09%
Refinance - Cashout                 39.99%

    PROPERTY TYPE              PERCENT OF MORTGAGE POOL
    -------------              ------------------------
Single Family                           70.05%
Condominium                             10.98%
Two- to Four-Family                      7.03%
Manufactured Housing                     0.12%
Planned Unit Development                11.82%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-1, GROUP A LOANS

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                   NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES         MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
5.500% or less                       155         $ 31,968,441      6.37%     5.372%      702      $206,248      76.42%    63.53%
-----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                     415           87,653,167     17.46      5.870       675       211,212      77.00     53.22
-----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                     458           91,323,921     18.19      6.349       658       199,397      79.40     41.28
-----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                     494           96,149,991     19.15      6.838       637       194,636      80.81     51.14
-----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                     343           62,107,517     12.37      7.337       618       181,071      81.30     52.52
-----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                     336           52,340,527     10.43      7.827       611       155,775      84.12     61.31
-----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                     188           25,194,233      5.02      8.326       591       134,012      84.99     65.56
-----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                     151           17,361,616      3.46      8.846       585       114,978      86.59     78.16
-----------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                      83            6,108,507      1.22      9.341       594        73,596      90.09     86.10
-----------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                     80            5,384,432      1.07      9.892       614        67,305      90.19     54.38
-----------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                    89            3,806,612      0.76     10.413       642        42,771      98.65     57.17
-----------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                   298           13,536,104      2.70     10.873       665        45,423      99.56     33.09
-----------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                    70            2,400,727      0.48     11.272       664        34,296      99.31     15.98
-----------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                    51            1,939,192      0.39     11.856       632        38,023      98.93     55.12
-----------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                    57            1,944,158      0.39     12.356       673        34,108      99.34     22.01
-----------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                    90            2,781,498      0.55     12.861       633        30,906      99.63     37.70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,358         $502,000,643    100.00%     7.090%      643      $149,494      81.61%    53.07%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.090% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                   AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    FULL OR
        RANGE OF                   NUMBER OF        BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)        MORTGAGE LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
169 to 180                           926         $ 41,911,310      8.35%    10.111%      661      $ 45,261     96.27%      49.24%
-----------------------------------------------------------------------------------------------------------------------------------
229 to 240                             6              836,744      0.17      6.487       663       139,457     65.13       30.87
-----------------------------------------------------------------------------------------------------------------------------------
289 to 300                             1              125,451      0.02      6.750       696       125,451     90.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
349 to 360                         2,425          459,127,138     91.46      6.816       641       189,331     80.30       53.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,358         $502,000,643    100.00%     7.090%      643      $149,494     81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 340 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-1, GROUP A LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                   AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE        NUMBER OF         BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
 LOAN PRINCIPAL BALANCES        MORTGAGE LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                       629        $ 21,415,805      4.27%    10.730%      661      $ 34,047      98.92%    48.05%
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                   525          36,394,407      7.25      8.733       644        69,323      88.94     59.13
-----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000                  563          71,027,173     14.15      7.116       630       126,158      80.55     61.49
-----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                  596         103,723,456     20.66      6.843       637       174,033      79.96     57.84
-----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000                  516         115,754,972     23.06      6.725       646       224,331      80.13     51.23
-----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000                  346          94,683,135     18.86      6.612       646       273,651      80.41     47.03
-----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                  168          52,888,178     10.54      6.665       648       314,811      80.31     45.15
-----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                    9           3,291,904      0.66      6.239       668       365,767      77.80     55.62
-----------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                    3           1,262,238      0.25      6.855       672       420,746      70.78     67.12
-----------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                    1             461,130      0.09      6.875       654       461,130      90.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                    1             530,536      0.11      6.875       702       530,536      80.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                    1             567,709      0.11      5.990       657       567,709      60.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%     7.090%      643      $149,494      81.61%    53.07%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,981 to approximately $567,709 and the average outstanding principal balance of the Mortgage Loans was approximately $142,994

PRODUCT TYPES

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
   PRODUCT TYPES                MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans                    47        $  5,643,800      1.12%     7.141%      627       $120,081    75.09%      57.68%
-----------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans                     5             789,073      0.16      6.200       658        157,815    63.02       32.74
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans                   521          97,407,245     19.40      6.762       660        186,962    77.56       55.82
-----------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans                   2             569,267      0.11      7.028       613        284,633    81.30       58.04
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans                    1,705         321,305,033     64.00      6.876       634        188,449    81.16       52.93
-----------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans                       72          14,388,494      2.87      6.532       640        199,840    80.26       48.52
-----------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans                      125          25,457,100      5.07      6.412       655        203,657    79.97       53.99
-----------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                         881          36,440,632      7.26     10.561       666         41,363    99.53       47.70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%     7.090%      643       $149,494    81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE                 MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
ARM                                 1,904        $361,719,893     72.06%    6.830%       636       $189,979    81.04%      52.84%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                          1,454         140,280,750     27.94     7.761        661         96,479    83.08       53.65
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%       643       $149,494    81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-1, GROUP A LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    FULL OR
                                   NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION         MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                               146        $ 15,979,051      3.18%    7.425%      641        $109,446    84.34%      50.54%
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                                3             280,975      0.06     7.071       660          93,658    90.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
California                          1,722         285,836,035     56.94     6.820       654         165,991    80.71       48.87
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                               92          12,765,651      2.54     7.281       643         138,757    83.71       56.55
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                            16           1,810,485      0.36     7.279       659         113,155    83.32       38.59
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia                    8           1,207,385      0.24     7.325       632         150,923    76.65       20.23
-----------------------------------------------------------------------------------------------------------------------------------
Florida                                83           9,012,001      1.80     7.550       624         108,578    83.68       66.24
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                                72           8,571,190      1.71     8.099       616         119,044    85.48       70.85
-----------------------------------------------------------------------------------------------------------------------------------
Idaho                                   8             931,820      0.19     7.210       665         116,478    81.88       36.68
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                              105          16,618,339      3.31     7.203       636         158,270    83.95       53.32
-----------------------------------------------------------------------------------------------------------------------------------
Indiana                                17           1,302,571      0.26     7.974       616          76,622    86.75       89.76
-----------------------------------------------------------------------------------------------------------------------------------
Iowa                                    4             335,241      0.07     7.373       658          83,810    82.88      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                                 10           1,051,289      0.21     8.642       620         105,129    87.92       58.15
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky                                5             392,856      0.08     8.498       614          78,571    96.62       73.51
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana                              69           7,011,385      1.40     7.781       618         101,614    86.88       72.87
-----------------------------------------------------------------------------------------------------------------------------------
Maine                                   3             239,777      0.05     7.260       634          79,926    84.82       85.67
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                               58           8,640,015      1.72     7.669       637         148,966    85.68       48.03
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                          46           8,593,807      1.71     7.344       615         186,822    80.12       64.36
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                               68           9,105,659      1.81     8.044       604         133,907    82.10       54.51
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                              20           2,781,452      0.55     7.651       602         139,073    86.20       74.38
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi                            14           1,277,182      0.25     7.756       606          91,227    89.19       93.49
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                               16           1,759,819      0.35     7.622       626         109,989    85.90       75.57
-----------------------------------------------------------------------------------------------------------------------------------
Montana                                11           1,475,278      0.29     7.895       609         134,116    83.49       43.11
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska                                1              89,505      0.02     6.500       669          89,505    97.30      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                 49           6,473,489      1.29     7.448       657         132,112    86.33       48.68
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                           7           1,124,010      0.22     7.582       614         160,573    82.52       49.32
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                             66          11,313,809      2.25     7.089       618         171,421    78.64       59.19
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico                              7             840,441      0.17     7.514       634         120,063    86.13       73.32
-----------------------------------------------------------------------------------------------------------------------------------
New York                              142          28,118,610      5.60     6.970       620         198,018    76.40       49.88
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                         30           3,122,553      0.62     7.546       617         104,085    83.31       74.25
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                                   31           3,829,630      0.76     7.466       605         123,536    86.94       84.64
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                                8             724,351      0.14     8.062       621          90,544    92.35       84.15
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                                 15           1,410,429      0.28     7.418       637          94,029    81.70       69.68
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                           46           5,326,781      1.06     7.667       614         115,800    81.48       70.67
-----------------------------------------------------------------------------------------------------------------------------------
Rhode Island                            7           1,015,007      0.20     7.365       611         145,001    83.46       76.87
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                         12           1,503,445      0.30     8.123       629         125,287    83.46       62.14
-----------------------------------------------------------------------------------------------------------------------------------
South Dakota                            2             114,723      0.02     8.791       619          57,362    84.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                              29           3,054,764      0.61     7.799       620         105,337    89.10       74.34
-----------------------------------------------------------------------------------------------------------------------------------
Texas                                 142          14,408,965      2.87     7.330       641         101,472    81.85       47.81
-----------------------------------------------------------------------------------------------------------------------------------
Utah                                    7             833,334      0.17     7.045       611         119,048    87.08       80.90
-----------------------------------------------------------------------------------------------------------------------------------
Vermont                                 3             347,342      0.07     7.234       559         115,781    76.66      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                              100          14,005,016      2.79     7.672       639         140,050    83.78       62.72
-----------------------------------------------------------------------------------------------------------------------------------
Washington                             41           5,707,567      1.14     7.283       637         139,209    85.37       58.51
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                              15           1,361,629      0.27     7.952       630          90,775    83.28       72.53
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming                                 2             295,982      0.06     8.174       601         147,991    89.39      100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%      643        $149,494    81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.60% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-1, GROUP A LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
 RANGE OF ORIGINAL                NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS            MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                         51        $  7,726,648      1.54%    6.347%       662       $151,503    41.99%      49.26%
-----------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                       27           4,909,833      0.98     6.770        635        181,846    52.43       37.52
-----------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                       37           7,775,459      1.55     6.591        623        210,148    58.17       53.43
-----------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                       56          11,185,072      2.23     6.873        599        199,733    63.38       44.89
-----------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                      106          20,034,753      3.99     6.751        627        189,007    68.40       40.56
-----------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                      146          27,752,919      5.53     6.768        607        190,088    73.66       48.74
-----------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                    1,302         252,922,857     50.38     6.539        658        194,257    79.83       44.83
-----------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                      234          43,218,278      8.61     7.355        596        184,693    84.36       73.52
-----------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                      275          47,140,609      9.39     7.321        628        171,420    89.60       66.79
-----------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                      224          33,163,299      6.61     7.680        627        148,050    94.68       80.68
-----------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                     900          46,170,916      9.20     9.839        668         51,301    99.89       57.41
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%       643       $149,494    81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.29% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.63%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.86%.

LOAN PURPOSE

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                                  NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
     LOAN PURPOSE               MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                            1,967        $260,670,257     51.93%    7.134%       664      $132,522     83.84%      43.62%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 1,123         200,730,183     39.99     7.038        619       178,745     78.89       62.89
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                 268          40,600,204      8.09     7.068        623       151,493     80.77       65.14
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%       643      $149,494     81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                                  NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
    PROPERTY TYPE               MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached              2,388        $351,643,272     70.05%    7.119%       639      $147,254     81.64%      53.09%
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                           403          55,133,640     10.98     6.931        654       136,808     82.79       51.44
-----------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family                   167          35,275,709      7.03     7.054        658       211,232     77.96       48.54
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                    6             606,118      0.12     7.686        587       101,020     79.56      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development              394          59,341,904     11.82     7.085        643       150,614     82.57       56.63
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%       643      $149,494     81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-1, GROUP A LOANS

DOCUMENTATION

                                                   AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                                  NUMBER OF         BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
      DOCUMENTATION             MORTGAGE LOANS    OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  1,706        $249,051,348     49.61%    7.097%       628      $145,986     82.84%     100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation             965         127,617,577     25.42     7.207        679       132,246     82.95        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                  365          72,263,761     14.40     6.839        639       197,983     74.01        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Lite Documentation                    115          18,066,618      3.60     7.190        638       157,101     81.68        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                 106          17,655,546      3.52     7.066        619       166,562     83.07        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation                101          17,345,793      3.46     7.106        630       171,741     84.35      100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%       643      $149,494     81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                                  NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
OCCUPANCY                       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Primary                             3,191        $475,038,948     94.63%    7.087%       641      $148,868     81.71%      53.56%
-----------------------------------------------------------------------------------------------------------------------------------
Investment                            121          20,727,033      4.13     7.215        667       171,298     79.78       49.23
-----------------------------------------------------------------------------------------------------------------------------------
Second Home                            46           6,234,663      1.24     6.928        695       135,536     80.20       28.13
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%       643      $149,494     81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY


                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
MORTGAGE LOAN AGE                 NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
    (MONTHS)                    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
3                                      10        $  1,887,819      0.38%    7.456%       650      $188,782     84.78%      34.66%
-----------------------------------------------------------------------------------------------------------------------------------
4                                   1,234         188,456,641     37.54     6.996        645       152,720     80.67       52.37
-----------------------------------------------------------------------------------------------------------------------------------
5                                   1,737         257,221,431     51.24     7.114        642       148,084     82.12       52.97
-----------------------------------------------------------------------------------------------------------------------------------
6                                     341          49,737,819      9.91     7.298        637       145,859     82.61       56.20
-----------------------------------------------------------------------------------------------------------------------------------
7                                      26           3,608,523      0.72     7.239        638       138,789     79.31       56.12
-----------------------------------------------------------------------------------------------------------------------------------
8                                      10           1,088,411      0.22     7.067        687       108,841     83.29       74.97
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%       643      $149,494     81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-1, GROUP A LOANS

ORIGINAL PREPAYMENT PENALTY TERM

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
ORIGINAL PREPAYMENT                NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
   PENALTY TERM                 MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
None                                  742        $ 94,724,417     18.87%     7.585%     631       $127,661      82.31%      52.93%
-----------------------------------------------------------------------------------------------------------------------------------
6 Months                                3        $    301,991      6.00%   848.600%     612       $100,664    8970.00%    4299.00%
-----------------------------------------------------------------------------------------------------------------------------------
12 Months                             116          22,951,759      4.57      6.854      637        197,860      74.77       47.67
-----------------------------------------------------------------------------------------------------------------------------------
24 Months                           1,656         270,500,080     53.88      6.955      639        163,345      82.32       52.69
-----------------------------------------------------------------------------------------------------------------------------------
30 Months                               1              78,033      0.02      7.990      604         78,033      90.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
36 Months                             839         113,230,763     22.56      7.044      662        134,959      80.71       55.07
-----------------------------------------------------------------------------------------------------------------------------------
60 Months                               1             213,600      0.04      6.500      635        213,600      80.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%     7.090%     643       $149,494      81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                                   NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                           1        $    248,953      0.05%    6.990%         0       $248,953    85.00%     100.00%
-----------------------------------------------------------------------------------------------------------------------------------
500 to 500                              1             188,055      0.04     6.990        500        188,055    63.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
501 to 525                             91          16,449,060      3.28     8.087        514        180,759    78.30       76.44
-----------------------------------------------------------------------------------------------------------------------------------
526 to 550                            136          23,253,544      4.63     7.946        538        170,982    76.42       80.26
-----------------------------------------------------------------------------------------------------------------------------------
551 to 575                            190          33,103,741      6.59     7.605        564        174,230    81.51       72.41
-----------------------------------------------------------------------------------------------------------------------------------
576 to 600                            325          49,101,411      9.78     7.433        589        151,081    81.77       72.85
-----------------------------------------------------------------------------------------------------------------------------------
601 to 625                            468          66,335,608     13.21     7.328        614        141,743    82.02       62.59
-----------------------------------------------------------------------------------------------------------------------------------
626 to 650                            630          91,099,228     18.15     7.011        639        144,602    82.29       48.10
-----------------------------------------------------------------------------------------------------------------------------------
651 to 675                            536          75,583,899     15.06     6.939        662        141,015    82.82       39.75
-----------------------------------------------------------------------------------------------------------------------------------
676 to 700                            404          59,080,489     11.77     6.787        687        146,239    82.77       38.33
-----------------------------------------------------------------------------------------------------------------------------------
701 to 725                            265          38,212,609      7.61     6.650        712        144,199    81.73       40.28
-----------------------------------------------------------------------------------------------------------------------------------
726 to 750                            152          24,071,856      4.80     6.430        736        158,367    80.61       40.43
-----------------------------------------------------------------------------------------------------------------------------------
751 to 775                            108          17,685,023      3.52     6.435        761        163,750    79.74       45.59
-----------------------------------------------------------------------------------------------------------------------------------
776 to 800                             42           6,129,976      1.22     6.455        786        145,952    80.61       57.26
-----------------------------------------------------------------------------------------------------------------------------------
801 to 811                              9           1,457,193      0.29     6.258        806        161,910    70.70       17.20
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%       643       $149,494    81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-1, GROUP A LOANS

CREDIT GRADE

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                                   NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
CREDIT GRADE                    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
AA                                  1,752        $255,352,034     50.87%    6.769%      688        $145,749    82.11%      40.80%
-----------------------------------------------------------------------------------------------------------------------------------
A                                     828         119,134,538     23.73     7.176       627         143,882    82.11       56.73
-----------------------------------------------------------------------------------------------------------------------------------
A-                                    295          42,567,041      8.48     7.465       596         144,295    82.17       71.70
-----------------------------------------------------------------------------------------------------------------------------------
B+                                    220          39,442,027      7.86     7.498       569         179,282    81.76       73.77
-----------------------------------------------------------------------------------------------------------------------------------
B                                     251          43,211,240      8.61     7.960       536         172,156    77.10       76.26
-----------------------------------------------------------------------------------------------------------------------------------
C                                      12           2,293,763      0.46     8.000       547         191,147    72.71       89.57
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,358        $502,000,643    100.00%    7.090%      643        $149,494    81.61%      53.07%
-----------------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                                   NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF GROSS MARGINS          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%                        6        $  1,145,837      0.32%    5.868%      686       $190,973     79.25%      75.89%
-----------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                        2             463,515      0.13     5.752       682        231,757     80.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                       18           3,829,499      1.06     6.070       666        212,750     71.65       48.10
-----------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                      256          52,109,393     14.41     6.058       665        203,552     79.08       61.32
-----------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                      405          78,347,313     21.66     6.278       656        193,450     79.00       43.28
-----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                      441          88,233,013     24.39     6.650       643        200,075     79.73       42.12
-----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                      308          56,941,622     15.74     7.186       622        184,875     81.78       57.74
-----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                      276          48,285,447     13.35     7.609       604        174,947     85.64       63.17
-----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                      135          22,936,976      6.34     8.163       588        169,904     85.59       66.96
-----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                       57           9,427,280      2.61     8.474       583        165,391     86.14       65.71
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              1,904        $361,719,893    100.00%    6.830%      636       $189,979     81.04%      52.84%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 7.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.875% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-1, GROUP A LOANS


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                                                PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF MAXIMUM               NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL  ALTERNATIVE
 MORTGAGE RATES              MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
12.000% or less                    120        $ 24,509,192       6.78%     5.366%     695       $204,243        79.25%     62.24%
--------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                 306          64,003,799      17.69      5.884      669        209,163        78.94      50.28
--------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                 355          71,347,778      19.72      6.349      656        200,980        79.79      39.01
--------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                 395          77,850,150      21.52      6.827      634        197,089        80.94      49.20
--------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                 260          47,040,229      13.00      7.335      612        180,924        82.40      56.95
--------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                 246          41,804,642      11.56      7.834      602        169,938        84.06      62.62
--------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                 110          18,018,680       4.98      8.326      579        163,806        83.19      61.12
--------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                  77          11,864,257       3.28      8.830      561        154,081        84.32      79.95
--------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                  18           2,705,110       0.75      9.330      541        150,284        84.48     100.00
--------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                  15           2,423,943       0.67      9.862      561        161,596        80.61      54.40
--------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                   1              75,838       0.02     10.250      507         75,838        80.00     100.00
--------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                   1              76,276       0.02      9.625      616         76,276        90.00       0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,904        $361,719,893     100.00%     6.830%     636       $189,979        81.04%     52.84%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 17.125% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.327% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                                                PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                               NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE         MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
February 2004                       1         $    238,877      0.07%     6.375%       742      $238,877        76.19%       0.00%
---------------------------------------------------------------------------------------------------------------------------------
March 2004                          1              330,390      0.09      7.500        520       330,390        85.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
May 2005                            2              192,538      0.05      6.091        666        96,269        80.00      100.00
---------------------------------------------------------------------------------------------------------------------------------
June 2005                           4              525,906      0.15      6.781        661       131,477        80.00       35.63
---------------------------------------------------------------------------------------------------------------------------------
July 2005                         165           30,781,372      8.51      7.005        634       186,554        81.28       54.01
---------------------------------------------------------------------------------------------------------------------------------
August 2005                       898          168,801,240     46.67      6.863        636       187,975        81.50       53.17
---------------------------------------------------------------------------------------------------------------------------------
September 2005                    630          119,738,554     33.10      6.858        632       190,061        80.63       52.41
---------------------------------------------------------------------------------------------------------------------------------
October 2005                        6            1,265,422      0.35      7.397        635       210,904        84.82       44.88
---------------------------------------------------------------------------------------------------------------------------------
July 2006                          11            2,116,961      0.59      6.649        644       192,451        77.57       34.28
---------------------------------------------------------------------------------------------------------------------------------
August 2006                        31            6,290,766      1.74      6.565        634       202,928        81.78       58.89
---------------------------------------------------------------------------------------------------------------------------------
September 2006                     30            5,980,767      1.65      6.456        644       199,359        79.62       42.66
---------------------------------------------------------------------------------------------------------------------------------
June 2008                           1              123,374      0.03      7.741        666       123,374        91.85        0.00
---------------------------------------------------------------------------------------------------------------------------------
July 2008                           8            1,514,300      0.42      6.776        635       189,288        84.47       72.26
---------------------------------------------------------------------------------------------------------------------------------
August 2008                        63           13,199,870      3.65      6.425        650       209,522        79.57       55.46
---------------------------------------------------------------------------------------------------------------------------------
September 2008                     53           10,619,555      2.94      6.328        664       200,369        79.69       50.20
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,904         $361,719,893    100.00%     6.830%       636      $189,979        81.04%      52.84%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                                          $837,959,863
Aggregate Original Principal Balance                                                             $841,516,502
Number of Mortgage Loans                                                                                4,968

                                         MINIMUM                        MAXIMUM                   AVERAGE (1)
                                         -------                        -------                   -----------
Original Principal Balance               $14,000                       $880,000                    $169,387
Outstanding Principal Balance            $13,981                       $880,000                    $168,671

                                         MINIMUM                        MAXIMUM               WEIGHTED AVERAGE (2)
                                         -------                        -------               --------------------
Original Term (mos)                        180                            360                          342
Stated remaining Term (mos)                172                            357                          337
Loan Age (mos)                               3                              9                            5
Current Interest Rate                    4.875%                        14.125%                       7.129%
Initial Interest Rate Cap                1.000%                         5.000%                       1.833%
Periodic Rate Cap                        1.000%                         1.500%                       1.000%
Gross Margin                             1.000%                         9.375%                       5.891%
Maximum Mortgage Rate                   10.740%                        17.626%                      13.323%
Minimum Mortgage Rate                    4.875%                        11.126%                       6.822%
Months to Roll                               1                             56                           23
Original Loan-to-Value                   13.33%                        100.00%                       82.02%
Credit Score (3)                           500                            811                          645

                                                                       EARLIEST                      LATEST
                                                                       --------                      ------
Maturity Date                                                          05/01/18                    10/01/33

LIEN POSITION                   PERCENT OF MORTGAGE POOL
-------------                   ------------------------
1st Lien                               90.83%
2nd Lien                                9.17%

OCCUPANCY                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Primary                                 94.94%
Second Home                              1.49%
Investment                               3.57%

LOAN TYPE                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Fixed Rate                              29.42%
ARM                                     70.58%

YEAR OF ORIGINATION           PERCENT OF MORTGAGE POOL
-------------------           ------------------------
     2003                              100.00%

LOAN PURPOSE                  PERCENT OF MORTGAGE POOL
------------                  ------------------------
Purchase                             50.08%
Refinance - Rate/Term                 8.96%
Refinance - Cashout                  40.95%

PROPERTY TYPE                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
Single Family                          71.91%
Townhouse                               0.00%
Condominium                             8.70%
Two- to Four-Family                     5.51%
Manufactured Housing                    0.14%
Planned Unit Development               13.74%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                                               AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                               PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                              NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES    MORTGAGE LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
5.500% or less                   221          $ 59,436,122      7.09%     5.362%       701      $268,942      76.44%      63.27%
-------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                 587           153,384,040     18.30      5.862        682       261,302      77.28       52.37
-------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                 631           147,665,611     17.62      6.345        658       234,018      79.50       44.24
-------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                 669           151,008,085     18.02      6.838        636       225,722      80.64       48.93
-------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                 481            92,680,160     11.06      7.330        619       192,682      81.81       53.65
-------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                 494            78,034,531      9.31      7.828        611       157,965      85.00       64.86
-------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                 315            44,388,553      5.30      8.340        592       140,916      85.72       64.53
-------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                 282            31,016,173      3.70      8.839        594       109,986      87.25       75.23
-------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                 157            14,403,085      1.72      9.365        595        91,739      89.38       74.79
-------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                168            13,987,198      1.67      9.890        619        83,257      91.57       61.71
-------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%               154             9,439,172      1.13     10.402        639        61,293      98.24       58.14
-------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%               467            28,236,266      3.37     10.866        662        60,463      98.56       33.29
-------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                86             3,822,027      0.46     11.258        656        44,442      98.52       20.87
-------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                68             2,862,945      0.34     11.869        642        42,102      99.28       49.75
-------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                72             3,037,467      0.36     12.341        673        42,187      99.33       19.53
-------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%               111             4,245,239      0.51     12.866        634        38,245      98.84       37.07
-------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                 4               172,636      0.02     13.321        632        43,159     100.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                 1               140,555      0.02     14.125        655       140,555     100.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,968          $837,959,863    100.00%     7.129%       645      $168,671      82.02%      53.48%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 14.125% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.129% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                                PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
        RANGE OF               NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)    MORTGAGE LOANS     OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
169 to 180                     1,420          $ 84,837,692       10.12%   10.074%      664       $ 59,745      96.66%      47.93%
--------------------------------------------------------------------------------------------------------------------------------
229 to 240                         7             1,306,242        0.16     6.133       662        186,606      63.47       19.78
--------------------------------------------------------------------------------------------------------------------------------
289 to 300                         1               125,451        0.01     6.750       696        125,451      90.00           -
--------------------------------------------------------------------------------------------------------------------------------
349 to 360                     3,540           751,690,478       89.70     6.798       643        212,342      80.40       54.17
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,968          $837,959,863      100.00%    7.129%      645       $168,671      82.02%      53.48%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 337 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                                PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE     NUMBER OF         BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
 LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    OUTSTANDING       POOL       COUPON    SCORE     OUTSTANDING     LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                   724          $  24,736,135      2.95%     10.580%     655      $ 34,166       97.07%      50.96%
---------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000              1079             78,582,494      9.38       9.012      639        72,829       90.16       60.15
---------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000              859            107,384,645     12.82       7.646      633       125,011       83.38       60.20
---------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000              684            118,811,402     14.18       6.933      633       173,701       80.07       57.67
---------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000              556            124,417,642     14.85       6.809      642       223,773       80.42       52.15
---------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000              363             99,350,675     11.86       6.653      642       273,693       80.45       48.09
---------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000              249             80,342,822      9.59       6.628      648       322,662       80.68       43.24
---------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000              171             64,132,242      7.65       6.612      653       375,042       80.79       50.27
---------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000               88             37,263,417      4.45       6.417      669       423,448       80.62       47.02
---------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000               98             46,593,406      5.56       6.428      666       475,443       80.10       54.94
---------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000               40             20,957,604      2.50       6.402      667       523,940       79.58       54.90
---------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000               29             16,540,585      1.97       6.234      655       570,365       78.28       65.71
---------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000               15              9,488,991      1.13       6.092      666       632,599       74.48       59.74
---------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000                7              4,710,193      0.56       6.101      685       672,885       76.67       57.35
---------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000                2              1,455,950      0.17       6.748      629       727,975       74.94       49.40
---------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000                3              2,311,659      0.28       7.119      651       770,553       72.00        0.00
---------------------------------------------------------------------------------------------------------------------------------
$850,001 to $900,000                1                880,000      0.11       6.250      637       880,000       83.81      100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,968          $ 837,959,863    100.00%      7.129%     645      $168,671       82.02%      53.48%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,981 to approximately $880,000 and the average outstanding principal balance of the Mortgage Loans was approximately $168,671

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

PRODUCT TYPES

                                              AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                                              PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      FULL OR
                            NUMBER OF          BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
PRODUCT TYPES             MORTGAGE LOANS     OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING      LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans            79           $  8,778,265       1.05%      7.264%       626     $111,117       75.96%       54.51%
--------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans             6              1,258,571       0.15       5.939        659      209,762       62.08        20.53
--------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans           771            160,267,632      19.13       6.701        667      207,870       78.04        57.98
--------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans           7              2,276,825       0.27       6.763        629      325,261       77.92        53.97
--------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans             2461            516,790,449      61.67       6.881        634      209,992       81.17        52.85
--------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans              102             22,344,734       2.67       6.623        642      219,066       81.87        47.58
--------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans              199             50,010,838       5.97       6.327        662      251,311       79.46        58.63
--------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                1343             76,232,548       9.10      10.393        669       56,763       99.04        47.06
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      5,435           $897,875,491     100.00%      7.570%       637     $165,202       83.01%       56.98%
--------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                              AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED    PERCENT
                                              PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF          BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE           MORTGAGE LOANS     OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
ARM                         2,769            $591,422,846     70.58%      6.824%       636       $213,587       81.04%       53.14%
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                  2,199             246,537,017     29.42       7.859        666        112,113       84.38        54.29
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,968            $837,959,863    100.00%      7.129%       645       $168,671       82.02%       53.48%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                              NUMBER OF       BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Arizona                         194         $ 25,712,835       3.07%      7.482%     640       $132,540       84.88%     47.25%
------------------------------------------------------------------------------------------------------------------------------
Arkansas                          8              628,169       0.07       7.564      647         78,521       90.49      79.84
------------------------------------------------------------------------------------------------------------------------------
California                    2,625          513,417,236      61.27       6.881      656        195,588       81.47      50.11
------------------------------------------------------------------------------------------------------------------------------
Colorado                        118           17,011,777       2.03       7.303      641        144,168       83.67      57.22
------------------------------------------------------------------------------------------------------------------------------
Connecticut                      21            3,102,601       0.37       7.388      664        147,743       84.07      61.27
------------------------------------------------------------------------------------------------------------------------------
Delaware                          2              552,050       0.07       6.786      649        276,025       81.43      28.56
------------------------------------------------------------------------------------------------------------------------------
District of Columbia             12            2,205,728       0.26       7.318      632        183,811       78.68      47.20
------------------------------------------------------------------------------------------------------------------------------
Florida                         124           14,898,643       1.78       7.713      630        120,150       83.69      49.61
------------------------------------------------------------------------------------------------------------------------------
Georgia                          84           10,557,115       1.26       8.089      619        125,680       85.45      63.10
------------------------------------------------------------------------------------------------------------------------------
Idaho                            10            1,119,406       0.13       7.446      668        111,941       84.41      40.33
------------------------------------------------------------------------------------------------------------------------------
Illinois                        121           19,986,545       2.39       7.195      637        165,178       84.21      54.30
------------------------------------------------------------------------------------------------------------------------------
Indiana                          35            2,819,810       0.34       7.957      598         80,566       87.23      86.60
------------------------------------------------------------------------------------------------------------------------------
Iowa                              6              478,722       0.06       7.716      645         79,787       84.63     100.00
------------------------------------------------------------------------------------------------------------------------------
Kansas                           13            1,255,152       0.15       8.622      613         96,550       87.03      49.96
------------------------------------------------------------------------------------------------------------------------------
Kentucky                          9              706,520       0.08       8.425      599         78,502       87.02      85.27
------------------------------------------------------------------------------------------------------------------------------
Louisiana                       121           10,343,254       1.23       8.107      604         85,481       86.09      76.65
------------------------------------------------------------------------------------------------------------------------------
Maine                             6              603,350       0.07       6.804      651        100,558       84.57      71.60
------------------------------------------------------------------------------------------------------------------------------
Maryland                         95           14,922,716       1.78       7.628      637        157,081       84.59      54.85
------------------------------------------------------------------------------------------------------------------------------
Massachusetts                    56           10,964,628       1.31       7.401      622        195,797       79.64      62.34
------------------------------------------------------------------------------------------------------------------------------
Michigan                         96           11,487,425       1.37       8.283      598        119,661       82.23      61.14
------------------------------------------------------------------------------------------------------------------------------
Minnesota                        24            3,795,611       0.45       7.666      592        158,150       86.62      77.54
------------------------------------------------------------------------------------------------------------------------------
Mississippi                      25            2,124,856       0.25       7.862      599         84,994       87.69      96.09
------------------------------------------------------------------------------------------------------------------------------
Missouri                         22            2,141,766       0.26       7.886      611         97,353       85.12      79.93
------------------------------------------------------------------------------------------------------------------------------
Montana                          17            3,242,151       0.39       7.626      616        190,715       84.49      60.29
------------------------------------------------------------------------------------------------------------------------------
Nebraska                          1               89,505       0.01       6.500      669         89,505       97.30     100.00
------------------------------------------------------------------------------------------------------------------------------
Nevada                           68            9,629,326       1.15       7.505      656        141,608       85.84      50.92
------------------------------------------------------------------------------------------------------------------------------
New Hampshire                    12            2,076,487       0.25       7.368      629        173,041       83.41      49.64
------------------------------------------------------------------------------------------------------------------------------
New Jersey                       87           17,192,955       2.05       7.084      619        197,620       78.10      59.56
------------------------------------------------------------------------------------------------------------------------------
New Mexico                        9              964,016       0.12       7.600      630        107,113       84.74      76.74
------------------------------------------------------------------------------------------------------------------------------
New York                        187           42,095,749       5.02       6.998      632        225,111       77.51      49.67
------------------------------------------------------------------------------------------------------------------------------
North Carolina                   37            4,177,397       0.50       7.886      611        112,903       84.05      69.66
------------------------------------------------------------------------------------------------------------------------------
Ohio                             62            6,455,485       0.77       7.821      596        104,121       86.53      82.60
------------------------------------------------------------------------------------------------------------------------------
Oklahoma                         19            1,362,963       0.16       8.328      610         71,735       89.96      88.26
------------------------------------------------------------------------------------------------------------------------------
Oregon                           17            1,630,895       0.19       7.664      630         95,935       82.63      67.13
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    105           11,164,748       1.33       7.836      604        106,331       82.50      76.04
------------------------------------------------------------------------------------------------------------------------------
Rhode Island                      7            1,015,007       0.12       7.365      611        145,001       83.46      76.87
------------------------------------------------------------------------------------------------------------------------------
South Carolina                   18            2,445,181       0.29       7.850      623        135,843       81.54      52.41
------------------------------------------------------------------------------------------------------------------------------
South Dakota                      2              114,723       0.01       8.791      619         57,362       84.00       0.00
------------------------------------------------------------------------------------------------------------------------------
Tennessee                        59            6,696,338       0.80       8.121      608        113,497       89.31      69.65
------------------------------------------------------------------------------------------------------------------------------
Texas                           168           16,967,601       2.02       7.376      641        100,998       81.91      46.07
------------------------------------------------------------------------------------------------------------------------------
Utah                             12            2,275,013       0.27       7.410      619        189,584       83.43      93.00
------------------------------------------------------------------------------------------------------------------------------
Vermont                           3              347,342       0.04       7.234      559        115,781       76.66     100.00
------------------------------------------------------------------------------------------------------------------------------
Virginia                        159           25,365,032       3.03       7.651      639        159,529       84.29      61.49
------------------------------------------------------------------------------------------------------------------------------
Washington                       56            8,452,192       1.01       7.314      627        150,932       80.88      58.48
------------------------------------------------------------------------------------------------------------------------------
West Virginia                     3              135,716       0.02       9.949      580         45,239       82.64     100.00
------------------------------------------------------------------------------------------------------------------------------
Wisconsin                        30            2,913,773       0.35       7.829      616         97,126       82.24      64.32
------------------------------------------------------------------------------------------------------------------------------
Wyoming                           3              314,355       0.04       8.332      601        104,785       90.01     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,968         $837,959,863     100.00%      7.129%     645       $168,671       82.02%     53.48%
------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                              WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
 RANGE OF ORIGINAL        NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less              74            $  11,548,039      1.38%      6.363%       664       $156,055      42.16%       61.49%
-------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%            38                8,146,087      0.97       6.559        638        214,371      52.47        33.69
-------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%            53               12,705,202      1.52       6.631        616        239,721      58.31        52.27
-------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%            85               19,938,547      2.38       6.671        620        234,571      62.89        47.87
-------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%           161               33,731,019      4.03       6.772        629        209,509      68.51        37.12
-------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%           227               48,630,309      5.80       6.751        622        214,230      73.74        44.20
-------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%         1,794              397,352,391     47.42       6.491        660        221,490      79.76        46.68
-------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%           360               70,268,358      8.39       7.391        597        195,190      84.29        71.66
-------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%           466               86,772,850     10.36       7.340        629        186,208      89.49        65.58
-------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%           382               63,450,122      7.57       7.796        630        166,100      94.68        75.73
-------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%        1,328               85,416,938     10.19       9.862        669         64,320      99.92        55.38
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   4,968            $ 837,959,863    100.00%      7.129%       645       $168,671      82.02%       53.48%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.17% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.10%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.89%.

LOAN PURPOSE

                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
LOAN PURPOSE             MORTGAGE LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Purchase                    2,763          $419,681,492      50.08%      7.178%      666        $151,893      84.23%      45.17%
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout         1,767           343,175,017      40.95       7.064       623         194,213      79.44       61.67
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term         438            75,103,354       8.96       7.146       628         171,469      81.45       62.48
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,968          $837,959,863     100.00%      7.129%      645        $168,671      82.02%      53.48%
-------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                              AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                              PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     FULL OR
                              NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE    ORIGINAL   ALTERNATIVE
PROPERTY TYPE              MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING     LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached        3,627         $602,539,715      71.91%      7.148%      642       $166,126      82.07%       53.68%
--------------------------------------------------------------------------------------------------------------------------------
Townhouse                         1               39,880       0.00       8.615       608         39,880      88.89       100.00
--------------------------------------------------------------------------------------------------------------------------------
Condominium                     493           72,895,043       8.70       6.992       652        147,860      82.70        55.17
--------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family             222           46,176,822       5.51       7.110       666        208,004      78.81        44.87
--------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing             12            1,209,598       0.14       8.049       567        100,800      72.27        65.01
--------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development        613          115,098,805      13.74       7.111       646        187,763      82.76        54.67
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,968         $837,959,863     100.00%      7.129%      645       $168,671      82.02%       53.48%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                                               AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                               NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION               MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation              2,561         $409,784,745     48.90%      7.128%       631       $160,010      83.10%      100.00%
----------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation       1,338          200,995,291     23.99       7.323        678        150,221      83.66         0.00
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation              554          121,881,340     14.55       6.784        646        220,002      74.68         0.00
----------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation            173           38,355,409      4.58       7.141        634        221,708      83.98       100.00
----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation             179           37,674,259      4.50       7.171        629        210,471      83.83         0.00
----------------------------------------------------------------------------------------------------------------------------------
Lite Documentation                163           29,268,819      3.49       7.171        641        179,563      81.31         0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,968         $837,959,863    100.00%      7.129%       645       $168,671      82.02%       53.48%
----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                          AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                          PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                         NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
OCCUPANCY             MORTGAGE LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
-------------------------------------------------------------------------------------------------------------------------------
Primary                   4,717         $795,567,033      94.94%      7.124%       644       $168,660     82.18%       54.07%
----------------------------------------------------------------------------------------------------------------------------
Investment                  181           29,917,944       3.57       7.287        664        165,293     79.49        50.31
----------------------------------------------------------------------------------------------------------------------------
Second Home                  70           12,474,886       1.49       7.031        685        178,213     78.32        23.20
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                    4,968         $837,959,863     100.00%      7.129%       645       $168,671     82.02%       53.48%
----------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                                AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
MORTGAGE LOAN AGE              NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
    (MONTHS)                MORTGAGE LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
3                               10            $  1,680,468       0.20%     7.790%       642       $168,047      86.61%       38.93%
----------------------------------------------------------------------------------------------------------------------------------
4                            1,799             314,704,234      37.56      6.992        652        174,933      81.29        52.32
----------------------------------------------------------------------------------------------------------------------------------
5                            2,611             431,885,419      51.54      7.182        642        165,410      82.50        53.75
----------------------------------------------------------------------------------------------------------------------------------
6                              498              81,813,377       9.76      7.339        635        164,284      82.43        55.50
----------------------------------------------------------------------------------------------------------------------------------
7                               35               5,967,465       0.71      7.278        637        170,499      79.29        65.04
----------------------------------------------------------------------------------------------------------------------------------
8                               13               1,652,013       0.20      7.274        662        127,078      83.81        76.20
----------------------------------------------------------------------------------------------------------------------------------
9                                2                 256,887       0.03      8.554        596        128,444      66.06        63.16
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,968            $837,959,863     100.00%     7.129%       645       $168,671      82.02%       53.48%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                             AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      FULL OR
ORIGINAL PREPAYMENT         NUMBER OF         BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
PENALTY TERM             MORTGAGE LOANS     OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
None                        1,002          $ 146,426,468      17.47%      7.620%      639       $146,134       82.90%       49.95%
---------------------------------------------------------------------------------------------------------------------------------
6 Months                        3                301,991       0.04       8.486       612        100,664       89.70        42.99
---------------------------------------------------------------------------------------------------------------------------------
12 Months                     179             42,718,420       5.10       6.917       648        238,650       76.73        48.70
---------------------------------------------------------------------------------------------------------------------------------
24 Months                   2,506            451,758,541      53.91       7.019       638        180,271       82.52        53.87
---------------------------------------------------------------------------------------------------------------------------------
30 Months                       1                 78,033       0.01       7.990       604         78,033       90.00       100.00
---------------------------------------------------------------------------------------------------------------------------------
36 Months                   1,276            196,599,648      23.46       7.057       665        154,075       81.36        56.23
---------------------------------------------------------------------------------------------------------------------------------
60 Months                       1                 76,762       0.01       9.375       524         76,762       70.00       100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,968          $ 837,959,863     100.00%      7.129%      645       $168,671       82.02%       53.48%
---------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                             AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES   MORTGAGE LOANS     OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                  1           $    248,953       0.03%      6.990%         0       $248,953       85.00%      100.00%
---------------------------------------------------------------------------------------------------------------------------------
476 to 500                     7              1,037,608       0.12       8.384        500        148,230       75.32        79.33
---------------------------------------------------------------------------------------------------------------------------------
501 to 525                   176             29,783,754       3.55       8.161        514        169,226       77.50        77.68
---------------------------------------------------------------------------------------------------------------------------------
526 to 550                   216             36,035,970       4.30       8.089        538        166,833       77.67        81.04
---------------------------------------------------------------------------------------------------------------------------------
551 to 575                   289             49,386,353       5.89       7.687        564        170,887       82.41        75.00
---------------------------------------------------------------------------------------------------------------------------------
576 to 600                   496             79,109,229       9.44       7.488        589        159,494       82.10        71.12
---------------------------------------------------------------------------------------------------------------------------------
601 to 625                   663            106,207,920      12.67       7.359        614        160,193       82.36        63.41
---------------------------------------------------------------------------------------------------------------------------------
626 to 650                   912            149,091,173      17.79       7.101        639        163,477       82.93        50.53
---------------------------------------------------------------------------------------------------------------------------------
651 to 675                   788            134,619,891      16.07       6.975        663        170,837       83.15        37.40
---------------------------------------------------------------------------------------------------------------------------------
676 to 700                   575             97,411,712      11.62       6.834        687        169,412       82.93        38.76
---------------------------------------------------------------------------------------------------------------------------------
701 to 725                   386             67,317,139       8.03       6.649        712        174,397       82.43        45.08
---------------------------------------------------------------------------------------------------------------------------------
726 to 750                   231             43,984,635       5.25       6.447        737        190,410       80.89        43.19
---------------------------------------------------------------------------------------------------------------------------------
751 to 775                   153             29,358,718       3.50       6.422        762        191,887       80.73        45.09
---------------------------------------------------------------------------------------------------------------------------------
776 to 800                    64             12,152,944       1.45       6.420        785        189,890       76.99        61.49
---------------------------------------------------------------------------------------------------------------------------------
801 to 825                    11              2,213,864       0.26       6.225        805        201,260       73.88        26.78
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,968           $837,959,863     100.00%      7.129%       645       $168,671       82.02%       53.48%
---------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

CREDIT GRADE

                                       AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      FULL OR
                      NUMBER OF         BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
CREDIT GRADE       MORTGAGE LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------
AA                    2,536          $439,715,941       52.47%     6.793%       690      $173,390       82.49%       41.79%
--------------------------------------------------------------------------------------------------------------------------
A                     1,201           196,017,725       23.39      7.240        627       163,212       82.52        58.36
--------------------------------------------------------------------------------------------------------------------------
A-                      445            67,415,144        8.05      7.547        594       151,495       82.31        70.14
--------------------------------------------------------------------------------------------------------------------------
B+                      329            58,882,938        7.03      7.560        568       178,975       82.66        73.30
--------------------------------------------------------------------------------------------------------------------------
B                       426            70,500,605        8.41      8.053        536       165,494       77.55        77.23
--------------------------------------------------------------------------------------------------------------------------
C                        31             5,427,510        0.65      8.411        549       175,081       73.78        93.48
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                4,968          $837,959,863      100.00%     7.129%       645      $168,671       82.02%       53.48%
--------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                              PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      FULL OR
                             NUMBER OF         BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF GROSS MARGINS    MORTGAGE LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%               7             $  1,719,137      0.29%     5.871%        700      $245,591        79.50%       83.93%
----------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%               3                1,012,165      0.17      5.339         692       337,388        75.00        45.79
----------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%              25                6,326,701      1.07      5.932         674       253,068        72.86        40.61
----------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%             366               94,258,662     15.94      5.983         669       257,537        78.71        60.62
----------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%             547              125,379,971     21.20      6.243         656       229,214        78.88        46.42
----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%             607              140,062,728     23.68      6.633         643       230,746        79.75        42.27
----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%             447               91,611,875     15.49      7.202         622       204,948        81.82        55.56
----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%             371               67,537,446     11.42      7.585         603       182,042        85.83        63.53
----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%             189               32,654,312      5.52      8.128         590       172,774        86.09        63.31
----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%             180               27,296,774      4.62      8.699         582       151,649        86.98        68.15
----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%              12                1,736,785      0.29      9.026         558       144,732        82.67        82.87
----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%              13                1,722,975      0.29      9.066         580       132,537        83.81        37.37
----------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%               2                  103,313      0.02      9.505         663        51,657        92.83       100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,769             $591,422,846    100.00%     6.824%        636      $213,587        81.04%       53.14%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 9.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.891% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1, TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                              WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                          PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
RANGE OF MAXIMUM         NUMBER OF         BALANCE        MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
MORTGAGE RATES        MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
12.000% or less             169         $  44,862,199        7.59%     5.339%       692       $265,457       78.98%     60.74%
-----------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%          431           112,211,071       18.97      5.870        674        260,351       78.85      48.90
-----------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%          479           111,666,000       18.88      6.346        654        233,123       79.78      42.88
-----------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%          534           122,508,430       20.71      6.828        633        229,417       80.55      47.45
-----------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%          368            72,955,351       12.34      7.339        613        198,248       82.50      55.32
-----------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%          342            61,957,886       10.48      7.826        602        181,163       84.59      65.18
-----------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%          192            31,625,907        5.35      8.332        576        164,718       84.02      61.63
-----------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%          140            18,734,807        3.17      8.822        565        133,820       84.52      79.35
-----------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%           52             7,514,934        1.27      9.371        562        144,518       85.49      73.41
-----------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%           45             5,793,731        0.98      9.858        553        128,750       83.09      76.45
-----------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%            9               808,819        0.14      9.774        569         89,869       87.64      59.00
-----------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%            6               575,580        0.10     10.233        555         95,930       82.91      75.82
-----------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%            2               208,132        0.04     11.126        517        104,066       87.84     100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                    2,769         $ 591,422,846      100.00%     6.824%       636       $213,587       81.04%     53.14%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.250% per annum to 17.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.802% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
February 2004                    3         $    709,331       0.12%     7.177%       696       $236,444       79.85%      0.00%
------------------------------------------------------------------------------------------------------------------------------
March 2004                       2              669,180       0.11      7.057        548        334,590       75.39      49.37
------------------------------------------------------------------------------------------------------------------------------
July 2004                        2              898,314       0.15      6.216        636        449,157       78.29     100.00
------------------------------------------------------------------------------------------------------------------------------
May 2005                         3              536,913       0.09      7.155        633        178,971       83.21     100.00
------------------------------------------------------------------------------------------------------------------------------
June 2005                        7            1,626,619       0.28      6.650        630        232,374       77.77      75.47
------------------------------------------------------------------------------------------------------------------------------
July 2005                      242           50,962,229       8.62      7.005        632        210,588       81.12      52.11
------------------------------------------------------------------------------------------------------------------------------
August 2005                   1329          275,330,224      46.55      6.899        634        207,171       81.39      53.04
------------------------------------------------------------------------------------------------------------------------------
September 2005                 875          187,380,307      31.68      6.820        634        214,149       80.86      52.41
------------------------------------------------------------------------------------------------------------------------------
October 2005                     5              954,157       0.16      7.445        607        190,831       86.39      59.52
------------------------------------------------------------------------------------------------------------------------------
July 2006                       14            3,121,296       0.53      6.933        627        222,950       81.67      42.56
------------------------------------------------------------------------------------------------------------------------------
August 2006                     45           10,240,016       1.73      6.533        640        227,556       82.31      57.84
------------------------------------------------------------------------------------------------------------------------------
September 2006                  43            8,983,422       1.52      6.616        650        208,917       81.43      37.62
------------------------------------------------------------------------------------------------------------------------------
June 2008                        2              475,264       0.08      7.688        687        237,632       90.48      74.04
------------------------------------------------------------------------------------------------------------------------------
July 2008                       16            3,427,277       0.58      6.946        628        214,205       78.64      57.49
------------------------------------------------------------------------------------------------------------------------------
August 2008                     98           24,864,046       4.20      6.351        649        253,715       79.01      63.19
------------------------------------------------------------------------------------------------------------------------------
September 2008                  83           21,244,250       3.59      6.170        681        255,955       79.88      53.15
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,769         $591,422,846     100.00%     6.824%       636       $213,587       81.04%     53.14%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     SERIES 2004-WMC1

                         GROUP A ASSUMED MORTGAGE POOLS

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                         GROUP B ASSUMED MORTGAGE POOLS

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                         GROUP C ASSUMED MORTGAGE POOLS

                     GROUP C ADJUSTABLE RATE MORTGAGE LOANS

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.